Nationwide Bailard Cognitive Value Fund Summary Prospectus February 28, 2017

Class/Ticker A NWHDX C NWHEX M NWHFX Class R6* NWHGX Institutional Service Class NWHHX

* Prior to February 28, 2017, Class R6 shares were known as “Institutional Class” shares.

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2017 , are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 61 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 115 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Class R6 Shares	Institutional Service Class Shares	Class M Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.36%	0.38%	0.29%	0.39%	0.29%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.44%	2.21%	1.12%	1.22%	1.12%

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$713	$1,004	$1,317	$2,200
Class C shares	324	691	1,185	2,544
Class R6 shares	114	356	617	1,363
Institutional Service Class shares	124	387	670	1,477
Class M shares	114	356	617	1,363

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$224	$691	$1,185	$2,544

SP-HM-CV (2/17)

Summary Prospectus February 28, 2017	1	Nationwide Bailard Cognitive Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 95.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal market conditions, invest its assets primarily in common stocks of small-cap value companies that are within a market capitalization range that is similar, although not identical, to the market capitalization range of those companies found in the Russell 2000® Value Index. Under normal market conditions, the Fund may invest up to 25% of the Fund’s net assets in common stocks of micro-cap companies whose market capitalization, measured at the time of purchase, is $300 million or less. There is no minimum market capitalization limit for the companies in which the Fund may invest. The Fund’s subadviser seeks to add value to the Fund’s portfolio through stock selection while maintaining a risk profile that is appropriate relative to the Russell 2000® Value Index. The subadviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market but which still have good fundamentals.

As part of the portfolio management of the Fund, the subadviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and cognitive errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (e.g., “trial and error” or “rule of thumb” biases) and cognitive errors. The subadviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

The Fund may invest up to 25% of its net assets in U.S. dollar-denominated stocks of foreign companies. The Fund may also engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Market and selection risks – market risk is the risk that one or more markets in which the Fund invests will go down in value,

including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Micro-cap risk – investing in micro-cap companies involves greater risk than investing in small-, medium- or large-capitalization companies because the stocks of micro-cap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, micro-cap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.

Loss of money is a risk of investing in the Fund.

Performance

The Fund has adopted the historical performance of the HighMark Cognitive Value Fund, a former series of HighMark Funds (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on September 16, 2013. The returns presented for periods prior to September 16, 2013 reflect the performance of the Predecessor Fund. At the time of the reorganization, the Fund and the Predecessor Fund had substantially similar investment goals and strategies.

The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns do not reflect the impact of sales charges. If sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated

Summary Prospectus February 28, 2017	2	Nationwide Bailard Cognitive Value Fund

performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Annual Total Returns – Class A Shares

(Years Ended December 31,)

Highest quarter:    17.72% – 2nd qtr. 2009

Lowest quarter:    -23.97% – 4th qtr. 2008

After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Historical performance for Class A, Class C, Class M and Institutional Service Class shares is based on the previous performance of Class A, Class C, Class M and Fiduciary Class Shares, respectively, of the Predecessor Fund.

The Fund commenced offering Class R6 shares on September 18, 2013. Therefore, pre-inception historical performance of Class R6 shares is based on the previous performance of the Predecessor Fund’s Fiduciary Shares. Performance for Class R6 shares has not been adjusted to reflect that share class’s lower expenses than those of the Predecessor Fund’s Fiduciary Class Shares.

Average Annual Total Returns

For the Periods Ended December 31, 2016:

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	18.13%	12.46%	5.80%
Class A shares – After Taxes on Distributions	18.00%	9.85%	4.24%
Class A shares – After Taxes on Distributions and Sales of Shares	10.36%	8.82%	4.01%
Class C shares – Before Taxes	23.49%	12.98%	5.71%
Class M shares – Before Taxes	25.83%	14.18%	6.81%
Class R6 shares – Before Taxes	25.84%	14.16%	6.76%
Institutional Service Class shares	25.73%	14.12%	6.75%
Russell 2000® Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	31.74%	15.07%	6.26%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Bailard, Inc.

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Fund)
Thomas J. Mudge III, CFA	Director, Equity Research	Since 2006

Purchase and Sale of Fund Shares

Minimum Initial Investment
Classes A, C: $2,000
Class R6: $1,000,000
Institutional Service Class: $50,000
Class M: $5,000
Automatic Asset Accumulation Plan (Classes A, C): $0*
* Provided each monthly purchase is at least $50
Minimum Additional Investment
Classes A, C, M: $100
Class R6, Institutional Service Class: no minimum
Automatic Asset Accumulation Plan (Classes A, C): $50

In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.

To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201-0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.

Tax Information

The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a
401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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